                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [_]           Confidential, For Use by the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                        Hatteras Income Securities, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
                                                                     ---
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(2) Aggregate number of securities to which transaction applies:  N/A
                                                                  ---
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                                              ---
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(4) Proposed maximum aggregate value of transaction:  N/A
                                                      ---
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(5) Total fee paid:  N/A
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
                             ---
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(2) Form, Schedule or Registration Statement No.:  N/A
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(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

                       Hatteras Income Securities, Inc.

                ----------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                April 25, 2002

                ----------------------------------------------

[LOGO]

TO THE STOCKHOLDERS OF
  HATTERAS INCOME SECURITIES, INC:

   Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Hatteras Income Securities, Inc. (the "Company") will be held on Thursday, April 25, 2002 at 10:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

   (1) To elect three Directors of the Company; and

   (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   The Board of Directors of the Company has fixed the close of business on March 15, 2002 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Form of Proxy is intended to permit you to vote even if you do not attend the meeting in person.

   YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Forms of Proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                          By Order of the Board of Directors.

                                          ROBERT B. CARROLL
                                          Secretary

March 25, 2002

                           --------------------------

                               YOUR VOTE IS VERY
                           IMPORTANT TO US REGARDLESS
                            OF THE NUMBER OF SHARES
                                 THAT YOU OWN.
                            PLEASE MARK, SIGN, DATE
                                AND RETURN YOUR
                           FORM OF PROXY IMMEDIATELY.
                           --------------------------

   SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   BANK OF AMERICA AFFILIATES PROVIDE INVESTMENT ADVISORY AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                       Hatteras Income Securities, Inc.
                           One Bank of America Plaza
                        Charlotte, North Carolina 28255
                                (800) 851-9677

               ------------------------------------------------

                                Proxy Statement

                        Annual Meeting of Stockholders
                                April 25, 2002

                  ------------------------------------------

   This Proxy Statement is being furnished to holders of common stock ("Stockholders") of Hatteras Income Securities, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on April 25, 2002 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

   The Board of Directors has fixed March 15, 2002 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 3,363,512 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about March 25, 2002.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

   All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, Banc of America Advisors, LLC ("BA Advisors"), the Company's investment adviser, or Banc of America Capital Management, LLC ("BACAP"), the Company's investment sub-adviser.

                        PROPOSAL: ELECTION OF DIRECTORS

   At the Annual Meeting, the Stockholders of the Company will be asked to vote for the following three nominees for Director (the "Nominees"): William H. Grigg, Thomas F. Keller and A. Max Walker. Voting for the Nominees is not cumulative. If elected, each Nominee will serve until the next Annual Meeting or until his successor shall be elected and shall qualify. Each Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected.

Although the Board of Directors expects that each of the Nominees will be available for election, in the event a vacancy in the slate of Nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. Nominees will be elected by a plurality of the votes cast.

   The Board of Directors unanimously recommends that you vote to elect each of the Nominees.

The Board of Directors

   Each of the Nominees, along with the principal officers and significant employees of the Company are listed below together with their age, address, position held with the Company, principal occupation during the past five years, number of portfolios in the Nations Funds complex overseen by the Directors, and other principal business affiliations. All of the Directors of the Company are "independent."

                                                                             Number
                                                                             of
                                                                             Portfolios
                                                                             in Fund
                  Position                                                   Complex
                  Held     Term of Office                                    Overseen
Name, Age         with the and Length of      Principal Occupation(s) During by         Other Directorships
and Address       Company  Time Served        the Past Five Years            Director   Held by Director
-----------       -------  ------------------ ------------------------------ ---------- -------------------
William H. Grigg  Director Term of Office:     Retired; Chairman Emeritus        93          Director, The
Age: 69                    through the         since July 1997, Chairman                     Shaw Group, Inc.;
c/o Nations Funds          Company's 2002      and Chief Executive Officer                   and Director and
One Bank of                annual              through July 1997--Duke                       Vice Chairman,
America Plaza              shareholder         Power Co.                                     Aegis Insurance
Charlotte, NC              meeting or until                                                  Services, Ltd. (a
28255                      his successor                                                     mutual fund
                           shall be elected                                                  insurance
                           and shall qualify.                                                company in
                           Length of                                                         Bermuda).
                           Service:
                           11 years
Thomas F. Keller  Director Term of Office:     R.J. Reynolds Industries          93          Director, Wendy's
Age: 70                    through the         Professor of Business                         International, Inc.
c/o Nations Funds          Company's 2002      Administration, Fuqua                         (restaurant
One Bank of                annual              School of Business, Duke                      operating and
America Plaza              shareholder         University                                    franchising);
Charlotte, NC              meeting or until                                                  Director, Dimon,
28255                      his successor                                                     Inc. (tobacco);
                           shall be elected                                                  and Director,
                           and shall qualify.                                                Biogen, Inc.
                           Length of                                                         (pharmaceutical
                           Service:                                                          biotechnology).
                           10 years

                                                                                     Number
                                                                                     of
                                                                                     Portfolios
                                                                                     in Fund
                  Position                                                           Complex
                  Held      Term of Office and                                       Overseen
Name, Age         with the  Length of Time     Principal Occupation(s) During        by         Other Directorships
and Address       Company   Served             the Past Five Years                   Director   Held by Director
-----------       -------   ------------------ ------------------------------        ---------- -------------------
A. Max Walker     Director  Term of Office:             Independent Financial           93             None
Age: 79           and       through the                 Consultant
c/o Nations Funds Chairman  Company's 2002
One Bank of       of the    annual
America Plaza     Board     shareholder
Charlotte, NC               meeting or until
28255                       his successor
                            shall be elected
                            and shall qualify.
                            Length of
                            Service:
                            29 years
Robert H. Gordon  President Term of Office:             President of the Company,       n/a            n/a
Age: 40                     Indefinite                  Nations Balanced Target
c/o Nations Funds           Length of                   Maturity Fund, Inc., Nations
One Bank of                 Service:                    Government Income Term
America Plaza               4 years.                    Trust 2003, Inc. and Nations
Charlotte, NC                                           Government Income Term
28255                                                   Trust 2004, Inc. since March
                                                        1998. President and
                                                        Manager, BA Advisors (or its
                                                        predecessors) since February
                                                        1998; Co-Chairman of the
                                                        Board, BACAP since January
                                                        2000; Senior Vice-President,
                                                        BA Advisors (or its
                                                        predecessors) 1995-February
                                                        1998; Senior Vice President,
                                                        Bank of America since 1993.

                                                                                     Number
                                                                                     of
                                                                                     Portfolios
                                                                                     in Fund
                  Position                                                           Complex
                  Held      Term of Office                                           Overseen
Name, Age         with the  and Length of     Principal Occupation(s)                by         Other Directorships
and Address       Company   Time Served       During the Past Five Years             Director    Held by Director
-----------       -------   ----------------- --------------------------             ---------- -------------------
Edward D. Bedard  Chief     Term of Office:           Chief Financial Officer of        n/a             n/a
Age: 43           Financial Indefinite                the Company, Nations
c/o Nations Funds Officer   Length of                 Balanced Target Maturity
One Bank of                 Service:                  Fund, Inc., Nations
America Plaza               5 years.                  Government Income Term
Charlotte, NC                                         Trust 2003, Inc. and Nations
28255                                                 Government Income Term
                                                      Trust 2004, Inc. since 1997.
                                                      Manager of BA Advisors (or
                                                      its predecessors) since 1997;
                                                      Senior Vice President, Chief
                                                      Operating Officer, BA
                                                      Advisors (or its predecessors)
                                                      since 1996; Chief
                                                      Administrative Officer and
                                                      Treasurer, BACAP since
                                                      January 2000.
Gerald Murphy     Treasurer Term of Office:           Treasurer of the Company,         n/a             n/a
Age: 41                     Indefinite                Nations Balanced Target
c/o Nations Funds           Length of                 Maturity Fund, Inc., Nations
One Bank of                 Service:                  Government Income Term
America Plaza               3 years.                  Trust 2003, Inc. and Nations
Charlotte, NC                                         Government Income Term
28255                                                 Trust 2004, Inc. since 1999;
                                                      Senior Vice President, BA
                                                      Advisors (or its predecessors)
                                                      since 1998; Vice President,
                                                      Citibank 1997-December
                                                      1998; Director of Financial
                                                      Administration, Playfair &
                                                      Associates, LLC 1995-1997.
Robert B. Carroll Secretary Term of Office:           Secretary of the Company,         n/a             n/a
Age: 42                     Indefinite                Nations Balanced Target
c/o Nations Funds           Length of                 Maturity Fund, Inc., Nations
One Bank of                 Service: 5 years.         Government Income Term
America Plaza                                         Trust 2003, Inc. and Nations
Charlotte, NC                                         Government Income Term
28255                                                 Trust 2004, Inc. since 1997;
                                                      Associate General Counsel,
                                                      Bank of America
                                                      Corporation since 1999;
                                                      Assistant General Counsel,
                                                      Bank of America
                                                      Corporation 1996-1999.

   Set forth in the table below is the dollar range of equity securities in the Company and the aggregate dollar range of equity securities in the Nations Funds closed-end fund family of investment companies owned by each Director.

                                                        Aggregate Dollar Range
                                         Dollar Range  of Equity Securities in
                                          of Equity      All Closed-End Funds
                                          Securities     Overseen by Director
                                            in the           in Family of
Name of Director                        Company*(1)(3) Investment Companies*(2)
----------------                        -------------- ------------------------
William H. Grigg.......................       B                   B
Thomas F. Keller.......................       B                   B
A. Max Walker..........................       A                   A

----------
*    Key to Dollar Ranges
     A. None
     B. $1--$10,000
     C. $10,001--$50,000
     D. $50,001--$100,000
     E. over $100,000
/1/ This information has been furnished by each Director as of December 31, 2001 and all shares were valued as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
/2/ "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investor services.
/3/  Less than 1% of the outstanding shares of the Company.

   As of December 31, 2001, none of the nominees for election to the Board of Directors or their immediate family members owned beneficially or of record any class of securities in BA Advisors or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with BA Advisors.

   In 2001, each Director attended each of the four regular meetings of the Board and, as appropriate, meetings of the committees of the Board.

   Committees of Directors

   The Board has an Audit Committee and a Governance Committee.

  Audit Committee

   The Board's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company's Board, a copy of which is attached to this Proxy Statement as Appendix A, the Audit Committee is responsible for, among other things, conferring with the Company's independent public accountants, reviewing annual financial statements and recommending to the full Board the selection of the Company's independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee also has met with the Company's independent public accountants and discussed with them certain matters required under SAS 61 (an accounting standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended December 31, 2001 and the Company's accounting controls. The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

   Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended December 31, 2001 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

   Messrs. Grigg, Keller and Walker are members of the Company's Audit Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. Dr. Keller is the chairman of the Company's Audit Committee.

  Governance Committee

   The Board's Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company's Board, the Governance Committee's primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. The Governance Committee will consider nominees recommended by shareholders that are submitted in writing to the Secretary of the Company. The Governance Committee did not hold a meeting during the fiscal year ended December 31, 2001.

   Messrs. Grigg, Keller and Walker are members of the Company's Governance Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act. Mr. Grigg is the chairman of the Company's Governance Committee.

Compensation of Management

   The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 2001. Officers of the Company are employed by BA Advisors and receive no compensation or reimbursements from the Company.

                              COMPENSATION TABLE

                                           Pension or                Total
                                           Retirement             Compensation
                                            Benefits  Estimated     from the
                               Aggregate   Accrued as   Annual    Company and
                              Compensation  Part of    Benefits     the Fund
                                from the      Fund       Upon     Complex Paid
Name of Director               Company/1/   Expenses  Retirement to Directors/2/
----------------              ------------ ---------- ---------- --------------
William H. Grigg.............   $ 7,000     $137,141   $43,028    $117,100/3/
Thomas F. Keller.............   $ 7,000     $130,353   $42,271    $117,100/3/
A. Max Walker................   $11,000     $120,169   $48,034    $   134,750

----------
/1/ The Company pays the Chairman of the Board and each Director $1,000 per year, plus $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
/2/ The Fund Complex consists of 10 registered investment companies, including the Company (which house an aggregate of 93 series).
/3/  Includes $98,538 deferred compensation.

Retirement Plan

   On November 29, 2001, the Board of Directors approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Directors have the option of a rollover into the Nations Funds Deferred Compensation Plan or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

   Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect for the Company's fiscal year ended December 31, 2001, each eligible director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies ("Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker all have 10 (the maximum) years of credited service, respectively, with the Funds.

                                VOTING MATTERS

Procedural Matters

   Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 3,363,512 outstanding shares of the Company. Stockholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. Nominees will be elected by a plurality of the shares voted.

   Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of electing as Directors of the Company the three Nominees named in the Proxy Statement for the terms indicated. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, on any of the proposals.

   If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

   The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quo-rum is present to permit the continued solicitation of proxies in favor of the proposal. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

   Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

Solicitation of Proxies and Payment of Expenses

   The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BA Advisors. Compensation for such services will be paid by the Company or BA Advisors, except that officers or employees of the Company will not be compensated for performing such services.

                               OTHER INFORMATION

Substantial Stockholders

   As of the close of business on the Record Date, there were no persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act require the officers and directors of the Company and BA Advisors and BACAP, and affiliated persons of BA Advisors and BACAP, and persons who beneficially own more than 10% of the Company's shares to file reports of ownership with the SEC, the New York Stock Exchange and the Company. Based solely upon review of the copies of such forms received by it and written representations from such persons, the Company believes that, for the fiscal year ended December 31, 2001, all filing requirements applicable to such persons were complied with the following exception: Mr. Walker (a Nominee and current Director) sold his 7800 shares of stock in the Company on various days between December 19, 2001 and December 26, 2001. These transactions should have been reported on Form 4 within 10 days of December 31, 2001. Mr. Walker has instead appropriately reported the transactions by filing with the SEC a Form 5 on March 18, 2002.

Additional Information

   The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC's website at www.sec.gov.

   BA Advisors and BACAP, both located at One Bank of America Plaza, Charlotte, North Carolina 28255, are the investment adviser and the investment sub-adviser, respectively, of the Company.

Future Stockholder Proposals

   In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2003, such proposal must be received by the Company on or before November 17, 2002.

Selection of Independent Accountants

   The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. Representatives of PwC are not expected to be present at the Annual Meeting.

   Audit Fees. The aggregate fees for the most recent fiscal year ended December 31, 2001 for professional services rendered by PwC for the audit of the Company's annual financial statements to be included in the Company's Annual Report to Shareholders were $14,700.

   Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BA Advisors and any entity controlling, controlled by or under common control with BA Advisors, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

   All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $6,050. These fees include fees for non-audit services provided to the Company, BA Advisors, and any entity controlling, controlled by or under common control with BA Advisors, that provides services to the Company.

   In connection with the provision of services related to financial information systems design and implementation and non-audit services, the Audit Committee has considered that the provision of such services to the Company, BA Advisors and/or any entity controlling, controlled by or under common control with BA Advisors that provides services to the Company is compatible with maintaining the independence of PwC.

Other Matters

   The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                                                     Appendix A

                       HATTERAS INCOME SECURITIES, INC.
                NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
                NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                  NATIONS BALANCED TARGET MATURITY FUND, INC.

                           AUDIT COMMITTEES CHARTER

1. The Audit Committee of each of Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc. (each, a "Company" and together, the "Companies") shall be composed of at least three Directors, (a) one of whom possesses accounting or related financial management expertise, as such qualification is interpreted by each Company's Board of Directors, (b) all of whom are financially literate, as such qualification is interpreted by each Company's Board of Directors, (c) all of whom have no relationship to a Company that may interfere with the exercise of their independence from management and otherwise meet the independence standards imposed under applicable New York Stock Exchange Listing Rules, and (d) all of whom are not "interested" persons of such Company, any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, as amended. The full Board of Directors of each Company shall designate the members of the Company's Audit Committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

2. The primary responsibilities of a Company's Audit Committee are:

   (a) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

   (b) to review the results of the annual audits of the Company's financial statements;

   (c) to interact with the Company's independent accountants (auditors) on behalf of the full Board of Directors;

   (d) (i) to ensure that the auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company, (ii) to actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and (iii) to recommend that the Board of Directors of the Company take appropriate action in response to such formal written statement to satisfy themselves of the auditors' independence.

   The function of the Audit Committee is oversight. Management* is primarily responsible for maintaining appropriate systems for accounting and internal control, and the auditors are primarily responsible for planning and carrying out a proper audit. The auditors for the Companies are ultimately accountable to the Boards of Directors and Audit Committees of the Companies. The Boards of Directors and Audit Committees of the Companies have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement);

3. To carry out its responsibilities, a Company's Audit Committee shall have the following duties and powers:

   (a) to recommend the selection, retention or termination of auditors and, in connection therewith, (i) to evaluate the independence of the auditors (including whether the auditors provide any consulting or other services to the investment adviser(s) or their affiliates, and the effect of any such service engagements on the auditors' independence) and to receive and evaluate the auditors' specific representations as to their independence and (ii) to evaluate the performance of the auditors and the quality and depth of the professional staff assigned to the Company;

   (b) to meet with the Company's independent auditors, including private meetings, as appropriate, (i) to review the arrangements for and the scope of the annual audit and any special audits or other special services; (ii) to discuss any matters of concern arising in connection with audits of the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audits; (iii) to review the quality and adequacy of the internal accounting staff; (iv) to consider the auditors' comments with respect to the appropriateness and adequacy of the Company's financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Company's operations) and to review management's responses thereto; and (v) to review with the auditors their opinions as to the fairness of the financial statements;

   (c) to consider the effect on the Company of: (i) any changes in accounting principles or practices proposed by management or the auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Company's internal controls; or
       (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

   (d) to review the fees charged by the auditors for audit and non-audit services;

-------------------------------
* For purposes of this Charter, the term management means the appropriate officers of a Company, and its investment adviser(s), administrator(s) and other key service providers (other than the auditors). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of a Company, and its investment adviser(s), administrator(s) and other key service providers (other than the auditors).

   (e) to investigate improprieties or suspected improprieties in Company operations; and
   (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.
4. A Company's Audit Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.

5. A Company's Audit Committee shall be available at all times to meet with the Treasurer and other appropriate officers of the Company, and with internal accounting staff for consultation on audit, accounting and related financial matters.

6. A Company's Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

7. A Company's Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board of Directors. The Committee shall have such further responsibilities as are given to it from time to time by the Board of Directors. The Committee shall consult, on an ongoing basis, with management, the auditors and counsel as to legal or regulatory developments affecting its responsibilities.

Adopted: August 25, 1999
Amended: May 31, 2000

                                   PROXY CARD
                        HATTERAS INCOME SECURITIES, INC.
                         Annual Meeting of Stockholders
                                 April 25, 2002

         The undersigned hereby appoints Robert B. Carroll (the "Proxy") attorney and proxy of the undersigned, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Hatteras Income Securities, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Thursday, April 25, 2002, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MARCH 25, 2002.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.
              -- -----

                            (Continued on other side)

ELECTION OF DIRECTORS


     FOR              WITHHOLD AUTHORITY        Nominees:  William H. Grigg
all nominees        except as marked to the                Thomas F. Keller
  as listed               contrary                          A. Max Walker
    [_]                      [_]                (INSTRUCTION: To
                                                withhold authority to vote for
                                                any individual nominee,
                                                strike a line through the
                                                nominee's name in the list
                                                hereon).

     In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                     _______________________________________, 2002
                                  (Please Date)
                     _______________________________________

                     _______________________________________
                                  Signature(s)


                     Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.